Exhibit 99 (a)

Bank of Granite Corporation
     News

For Release:	October 11, 2005
BANK OF GRANITE CORPORATION REPORTS IMPROVED EARNINGS FOR
THIRD QUARTER AND YEAR-TO-DATE PERIODS
     Bank of Granite Corporation (NASDAQ: GRAN) has reported improved earnings for the third quarter and nine-month periods, both ending September 30, 2005.
     For the third quarter of 2005, net income was $4,139,404 compared with $3,117,918 for the third quarter of 2004, an increase of 32.8%. Quarterly per share income was 32¢ vs. 23¢ for 2004’s third quarter, an increase of 39.1%.
     For the nine-month period, also ending September 30, 2005, net income was $11,232,671 compared to $9,424,935 for 2004’s nine-month period, an increase of 19.2%. On a per share basis, this equates to 85¢ vs. 69¢ in 2004, an increase of 23.2%.
     Charles M. Snipes, President and CEO, said he was “pleased to announce this continued positive trend in earnings.” He expressed gratitude to the staff for their extremely hard work during the third quarter. Snipes attributed these strong earnings to substantial loan growth, an improvement in non-performing assets, and a better interest margin made possible by higher rates. The Federal Reserve raised interest rates at its 10th consecutive meeting going back to June, 2004 when rates had reached their lowest point in 46 years. The target Fed Funds rate is now 3.75%, the highest level in about four years.
     Consolidated balance sheet data, as of September 30, 2005, revealed total assets of $1,110,546,384, compared with $1,004,006,156, a gain of 10.6%. Deposits of $879,136,020 were up 13.8%, from $772,672,227, and total loans of $819,179,808, compared with $753,334,505 in 2004, an increase of 8.7%. Snipes said that all of these numbers reflect all-time highs for the bank.
     Bank of Granite Corporation is the parent company of Bank of Granite and Granite Mortgage, Inc. The bank operates 21 full-service banking offices in Caldwell, Catawba, and Burke counties— the “Unifour” area of North Carolina, and in Mecklenburg, Watauga, Forsyth and Wilkes counties. Granite Mortgage, headquartered in Winston-Salem, originates home mortgages in the Catawba Valley and the Central and Southern Piedmont regions of North Carolina, in addition to Boone and Wilkesboro. Bank of Granite Corporation has an estimated 6,900 shareholders with approximately 13,019,000 shares of common stock outstanding as of September 30, 2005. Its stock trades on the national NASDAQ Stock Market® under the symbol of GRAN. The closing price of the stock on September 30, 2005 was $19.04.
* * * * *

Please see the attached “Financial Data” tables.
For further information, contact Kirby Tyndall, Chief Financial Officer at
Voice (828) 496-2026, Fax (828) 496-2010 or Internet: ktyndall@bankofgranite.com.

Bank of Granite Corporation, PO Box 128, Granite Falls, NC 28630	www.bankofgranite.com

Bank of Granite Corporation	Three Months Ended			Nine Months Ended
Selected Financial Data	September 30,			September 30,
(in thousands except per share data)	2005	2004	% change	2005	2004	% change

Consolidated earnings summary:
Interest income, taxable equivalent	$18,170	$14,100	28.9%	$50,046	$41,795	19.7%
Interest expense	5,361	3,259	64.5%	14,125	9,411	50.1%

Net interest income, taxable equivalent	12,809	10,841	18.2%	35,921	32,384	10.9%
Taxable equivalent adjustment	276	321	-14.0%	876	1,026	-14.6%

Net interest income	12,533	10,520	19.1%	35,045	31,358	11.8%
Loan loss provision	1,602	1,678	-4.5%	3,724	4,027	-7.5%
Noninterest income	3,338	2,850	17.1%	8,948	8,374	6.9%
Noninterest expense	7,899	7,075	11.6%	23,149	21,759	6.4%

Income before income taxes	6,370	4,617	38.0%	17,120	13,946	22.8%
Income taxes	2,231	1,499	48.8%	5,887	4,521	30.2%

Net income	$4,139	$3,118	32.7%	$11,233	$9,425	19.2%

Earnings per share — Basic	$0.32	$0.23	39.1%	$0.85	$0.70	21.4%
Earnings per share — Diluted	0.32	0.23	39.1%	0.85	0.69	23.2%

Average shares — Basic	13,068	13,426	-2.7%	13,178	13,523	-2.6%
Average shares — Diluted	13,114	13,468	-2.6%	13,223	13,573	-2.6%

Consolidated balance sheet data at September 30:
Total assets				$1,110,546	$1,004,006	10.6%
Total deposits				879,136	772,672	13.8%
Loans (gross)				819,180	753,335	8.7%
Shareholders’ equity				140,157	140,993	-0.6%

Consolidated average balance sheet data:
Total assets	$1,078,832	$1,000,136	7.9%	$1,056,519	$985,085	7.3%
Total deposits	845,567	763,643	10.7%	807,815	742,164	8.8%
Loans (gross)	815,880	745,999	9.4%	802,789	732,873	9.5%
Shareholders’ equity	139,987	140,111	-0.1%	140,283	141,112	-0.6%

Consolidated performance ratios:
Return on average assets*	1.52%	1.24%		1.42%	1.28%
Return on average equity*	11.73%	8.85%		10.71%	8.92%
Efficiency ratio	48.92%	51.68%		51.59%	53.39%

Consolidated asset quality data and ratios:
Nonaccruing loans				$5,514	$5,533	-0.3%
Accruing loans 90 days past due				1,917	3,927	-51.2%
Nonperforming loans				7,431	9,460	-21.4%
Foreclosed properties				1,391	1,352	2.9%
Nonperforming assets				8,822	10,812	-18.4%
Allowance for loan losses				12,868	12,801	0.5%
Loans charged off				4,725	2,350	101.1%
Recoveries of loans charged off				205	326	-37.1%
Net loan charge-offs (recoveries)				4,520	2,024	123.3%

Net charge-offs to average loans*				0.75%	0.37%
Nonperforming loans to total assets				0.67%	0.94%
Allowance coverage of nonperforming loans				173.17%	135.32%
Allowance for loan losses to gross loans				1.57%	1.70%
Allowance for loan losses to net loans				1.60%	1.73%

Subsidiary earnings summary:
Bank of Granite
Net interest income	$11,739	$9,728	20.7%	$32,890	$28,794	14.2%
Loan loss provision	1,590	1,676	-5.1%	3,700	4,025	-8.1%
Noninterest income	2,058	1,926	6.9%	5,806	5,544	4.7%
Noninterest expense	6,023	5,401	11.5%	17,907	16,541	8.3%
Income taxes	2,122	1,417	49.8%	5,696	4,263	33.6%
Net income	4,062	3,160	28.5%	11,393	9,509	19.8%

Granite Mortgage
Net interest income	$892	$859	3.8%	$2,401	$2,747	-12.6%
Loan loss provision	12	2	500.0%	24	2	n/m
Noninterest income	1,148	924	24.2%	3,010	2,830	6.4%
Noninterest expense	1,772	1,579	12.2%	4,940	4,933	0.1%
Income taxes	109	82	32.9%	190	258	-26.4%
Net income	159	122	30.3%	281	386	-27.2%

* Annualized based on number of days in the period.	More

Bank of Granite Corporation	Quarters Ended
Supplemental Quarterly Financial Data	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands except per share data)	2005	2005	2005	2004	2004

Consolidated earnings summary:
Interest income, taxable equivalent	$18,170	$16,602	$15,273	$14,818	$14,100
Interest expense	5,361	4,688	4,076	3,697	3,259

Net interest income, taxable equivalent	12,809	11,914	11,197	11,121	10,841
Taxable equivalent adjustment	276	289	311	321	321

Net interest income	12,533	11,625	10,886	10,800	10,520
Loan loss provision	1,602	892	1,230	1,412	1,678
Noninterest income	3,338	3,152	2,458	2,883	2,850
Noninterest expense	7,899	7,936	7,315	7,356	7,075

Income before income taxes	6,370	5,949	4,799	4,915	4,617
Income taxes	2,231	2,041	1,614	1,622	1,499

Net income	$4,139	$3,908	$3,185	$3,293	$3,118

Earnings per share — Basic	$0.32	$0.30	$0.24	$0.25	$0.23
Earnings per share — Diluted	0.32	0.30	0.24	0.25	0.23

Average shares — Basic	13,068	13,184	13,285	13,352	13,426
Average shares — Diluted	13,114	13,222	13,323	13,401	13,468

Consolidated ending balance sheet data:
Total assets	$1,110,546	$1,069,400	$1,039,124	$1,032,238	$1,004,006
Total deposits	879,136	833,453	795,929	749,862	772,672
Loans (gross)	819,180	814,518	792,509	778,137	753,335
Shareholders’ equity	140,157	140,567	139,922	141,016	140,993

Consolidated average balance sheet data:
Total assets	$1,078,832	$1,058,591	$1,032,133	$1,016,830	$1,000,136
Total deposits	845,567	805,296	772,582	759,430	763,643
Loans (gross)	815,880	807,808	784,679	762,644	745,999
Shareholders’ equity	139,987	139,973	140,889	140,756	140,111

Consolidated performance ratios:
Return on average assets*	1.52%	1.48%	1.25%	1.29%	1.24%
Return on average equity*	11.73%	11.20%	9.17%	9.31%	8.85%
Efficiency ratio	48.92%	52.67%	53.57%	52.53%	51.68%

Consolidated asset quality data and ratios:
Nonaccruing loans	$5,514	$5,599	$6,791	$6,634	$5,533
Accruing loans 90 days past due	1,917	3,292	4,211	4,227	3,927

Nonperforming loans	7,431	8,891	11,002	10,861	9,460
Foreclosed properties	1,391	1,640	1,790	1,280	1,352

Nonperforming assets	8,822	10,531	12,792	12,141	10,812

Allowance for loan losses	12,868	14,065	13,970	13,665	12,801

Loans charged off	2,857	851	1,017	688	875
Recoveries of loans charged off	58	55	92	139	135

Net loan charge-offs (recoveries)	2,799	796	925	549	740

Net charge-offs to average loans*	1.36%	0.40%	0.48%	0.29%	0.39%
Nonperforming loans to total assets	0.67%	0.83%	1.06%	1.05%	0.94%
Allowance coverage of nonperforming loans	173.17%	158.19%	126.98%	125.82%	135.32%
Allowance for loan losses to gross loans	1.57%	1.73%	1.76%	1.76%	1.70%
Allowance for loan losses to net loans	1.60%	1.76%	1.79%	1.79%	1.73%

Subsidiary earnings summary:
Bank of Granite
Net interest income	$11,739	$10,908	$10,243	$9,960	$9,728
Loan loss provision	1,590	886	1,224	1,406	1,676
Noninterest income	2,058	2,111	1,637	1,870	1,926
Noninterest expense	6,023	6,141	5,743	5,516	5,401
Income taxes	2,122	1,975	1,599	1,523	1,417
Net income	4,062	4,017	3,314	3,385	3,160

Granite Mortgage
Net interest income	$892	$801	$708	$926	$859
Loan loss provision	12	6	6	6	2
Noninterest income	1,148	1,041	820	1,014	924
Noninterest expense	1,772	1,679	1,489	1,693	1,579
Income taxes	109	66	15	99	82
Net income	159	97	24	148	122

* Annualized based on number of days in the period.

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